SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                           AMENDMENT NO. 1 FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 31, 2007

                              INVICTA GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)
                   ________________________________________

       NEVADA                         4700                   91-2051923
  (State or Other              (Primary Standard           (IRS Employee
  Jurisdiction of          Industrial Classification     Identification No.)
  Incorporation or                   Number)
    Organization)

                     2400 East Commercial Blvd. Suite 618
                           Ft. Lauderdale, FL 33308
                   (Address of Principal Executive Offices)

                                (954) 771-0650
                           (Issuer Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[  ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K filed September 12, 2007 on Form 8-K/A (the "Amendment") is filed to provide clarification and addition to the disclosures made at Item 4 in the original Form 8-K. Specifically, that it was the Company's officers that determined that a restatement was necessary for the reasons that were enumerated in Item 4 of the Form 8-K filed September 12, 2007 and that this conclusion was reached on August 31, 2007. The Item 4 disclosures are restated in their entirety herein and no other item of the original Form 8-K is modified or updated by the filing of this Amendment.

Item 4.	Matters Related to Accountants and Financial Statements

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review

(i)	On August 22, 2007, Invicta Group, Inc. (the "Company") filed  its Form
10-QSB for the quarter ended June 30, 2007. Our independent registered accountants as of that date had not completed their SAS 100 review of our financial statements in accordance with Item 310 of Regulation S-B. On August 22, 2007 and May 21, 2007, respectively, the Company submitted in its Form 10-QSB for the quarters ended June 30, 2007 and March 31, 2007, unaudited financial statements that were consolidated with that of Maupintour LLC, a wholly-owned subsidiary whose acquisition was rescinded on August 31, 2007. Because of the foregoing reasons, on August 31, 2007, the Company's officers concluded that the restatement of the March 31, 2007 and June 30, 2007 financials were necessary to reflect the rescission and the respective changes.

(ii)	The Company's CEO William Forhan has discussed with its independent registered accountants the matters disclosed in this Form 8-K, and they were given the opportunity to review the disclosures in this Form 8-K prior to its filing.

(iii)	The Company expects to file amendments to its March 31, 2007 and June
30, 2007 Form 10-QSB's for the necessary restatements of the financials contained therein by October 10, 2007.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant:				Invicta Group Inc.


Date:	October 2, 2007			By: /s/ William G. Forhan
					Mr. William G. Forhan, CEO

					Invicta Group Inc.


Date:	October 2, 2007			By: /s/ David Scott
 					Mr. David Scott, COO

					Invicta Group Inc.


Date:	October 2, 2007			By: /s/ Mercedes Henze
					Mercedes Henze, Director

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